SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              INFORMATION STATEMENT
                                   PURSUANT TO
                         SECTION 14(C) AND SECTION 14F-1
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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[ ] Preliminary Information Statement

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    Rule 14c-5(d)(2))
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[X] Definitive Information Statement

                            ESCAGENETICS CORPORATION
             -------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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

                              INFORMATION STATEMENT
                                       OF
                            ESCAGENETICS CORPORATION
                              383 Inverness Parkway
                                    Suite 100
                            Englewood, Colorado 80112

           NOTICE OF CHANGE IN CONTROL AND OF A MAJORITY OF DIRECTORS
        PURSUANT TO SECTION 14(F) OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14F-1 THEREUNDER

                                       AND

                 INFORMATION PROVIDED PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This notice and information statement is furnished to the shareholders of record of ESCAgenetics Corporation, a Delaware corporation ("ESNG"), pursuant to: (i) Section 14(f) of the Securities and Exchange Act of 1934 (as amended, the "Exchange Act"), and Rule 14f-1 thereunder, to inform the shareholders of ESNG of a change in the majority of the directors of ESNG (the "Board") in connection with the closing of the transactions set forth in that certain Securities Purchase Agreement (the "Agreement"), dated as of April 4, 2003, by and between Genesee Holdings, Inc., a Washington corporation ("Genesee"), and Kevin R. Keating, an individual ("Keating"), pursuant to which Keating purchased from Genesee approximately 93% of the issued and outstanding capital stock of ESNG, and (ii) Section 14(c) of the Exchange Act to inform the stockholders of ESNG that on or about April 22, 2003 Keating executed a written consent approving a reverse stock split in the ratio of 1 to 140 (the "Reverse Split Consent").

         Please read this notice carefully. It describes the essential terms of the Agreement and the proposed reverse stock split, and contains certain biographical and other information concerning the proposed new directors of ESNG. Additional information about the Company is contained in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003, and the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2002 (the "Reports"), which were filed with the United States Securities and Exchange Commission (the "Commission"). The Reports and their accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov/index.htm.

         This Information Statement will be mailed to stockholders on or about May 6, 2003 to holders of record of ESNG Common Stock as of the close of business on May 5, 2003.


                         CHANGE IN MAJORITY OF DIRECTORS

         The change in a majority of the directors of ESNG occurred as follows: immediately prior to and in connection with the closing of the transactions contemplated by the Agreement (the "Closing"), the sole director of ESNG, Michelle Kline ("Kline"), executed a written consent appointing Keating (the "Sole Director Consent") to fill a vacancy in ESNG's Board created by the resignation of Greg L. Key from the Board, which resignation occurred

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

immediately prior to the execution of the Sole Director Consent. The appointment of Keating will become effective 10 days after the date this Information Statement is mailed to the stockholders of ESNG. Immediately following her execution of the Sole Director Consent, Kline tendered her resignation from the Board, leaving the Board void of members until 10 days after the date this Information Statement is mailed to the shareholders of ESNG. Finally, on or about April 22, 2003, Keating, in his capacity as majority stockholder of ESNG, executed a written consent appointing Margie L. Blackwell ("Blackwell") to fill the vacancy created by Kline's resignation (the "Blackwell Consent"). The appointment of Blackwell to the Board will become effective 10 days after the date this Information Statement is mailed to the shareholders of ESNG.

         The Sole Director Consent and the Blackwell Consent each constitutes the approval and consent of at least a majority of the total number of shares of capital stock of ESNG and is sufficient under the Delaware General Corporation Law and ESNG's bylaws to approve the actions set forth therein. None of the actions described in this Information Statement will be submitted for a vote to the stockholders of ESNG.

         ESNG prepared this notice on its own behalf, except that the proposed new directors, Keating and Blackwell (collectively, the "Designees"), provided all the information herein regarding themselves. The Designees assume no responsibility for the accuracy or completeness of the information prepared by ESNG.

                                CHANGE IN CONTROL

         On April 4, 2002 (the "Closing Date"), pursuant to the Agreement, Keating purchased from Genesee for U.S. $150,000: (i) 66,060,000 shares of the $0.0001 par value common stock of ESNG ("ESNG Common Stock"), constituting approximately 93% of the issued and outstanding capital stock of ESNG, and (ii) a convertible promissory note, dated December 1, 2002, issued by ESNG to Genesee, bearing an interest rate of 5% per annum, which had an outstanding balance of principal and interest on the Closing Date equal to $253,100, and which is convertible into shares of ESNG Common Stock at the option of the holder (the "Promissory Note").

         On the Closing Date, the Company had outstanding 73,402,516 shares of ESNG Common Stock, and no shares of preferred stock.

                               REVERSE STOCK SPLIT

         On April 4, 2003, Keating executed the Reverse Split Consent, whereby he, in his capacity as majority shareholder of ESNG, approved a reverse split of ESNG's issued, outstanding and reserved common shares with a ratio of 1 post-split share for every 140 pre-split shares held by each shareholder (the "Reverse Split"). The Reverse Split will become effective 20 days after this Information Statement is mailed to ESNG's shareholders of record. Fractional shares will be rounded up to one whole share. Prior to the effectiveness of the Reverse Split, ESNG will duly notify the Nasdaq OTC Bulletin Board of the Reverse Split.

         The Reverse Split Consent constitutes the approval and consent of at least a majority of the total number of shares of capital stock of ESNG and is sufficient under the Delaware General Corporation Law and ESNG's bylaws to approve the actions set forth therein. None of the actions described in this Information Statement will be submitted for a vote to the stockholders of ESNG.


                                     GENERAL

         ESNG will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. ESNG will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the record holders of ESNG's common stock.


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

         ESNG will only deliver one information statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. ESNG will promptly deliver a separate copy of this information statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                  ESCAgenetics  Corporation
                  383 Inverness Parkway
                  Suite 100
                  Englewood, Colorado  80112
                  Telephone:  (720) 889-0133

         Shareholders may also address future requests regarding delivery of information statements and/or annual reports by contacting ESNG at the address listed above.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The record date for this Information Statement is as of the close of business on May 5, 2003. As of the record date, ESNG had 73,402,516 voting shares of common stock issued and outstanding of which the approval of 36,701,259 shares are required to pass any shareholder resolutions.

                            INFORMATION REGARDING THE
                      EXECUTIVE OFFICERS AND THE DESIGNEES

EXECUTIVE OFFICERS AND THE DESIGNEES

         The following table sets forth certain information regarding the current executive officers of ESNG and the Designees.

                                                     Position(s) with ESNG
Name                       Age              Pre-Closing                Post-Closing
----                       ---              -----------                ------------

Kevin R. Keating           63               None                       President, Director
Margie L. Blackwell        47               None                       Secretary, Treasurer, Director


         Following the tenth day after the mailing of this Information Statement to all holders of record of ESNG's Common Stock at the close of business on May 5, 2003, the appointments to the Board of Keating pursuant to the Sole Director Consent and Blackwell pursuant to the Blackwell Consent will become effective. Keating and Blackwell shall each serve as a director of ESNG until the next Annual Meeting of Shareholders or until each of their successors is duly elected and qualified, or until their earlier resignation or removal. Each of the executive officers serves at the pleasure of the Board until such officer's successor is elected and qualified, or until their earlier resignation or removal. None of the Designee's is to receive any compensation from ESNG for services as a director.

         There are no family relationships between any of the directors and executive officers of ESNG. Set forth below is certain biographical information regarding Keating and Blackwell:


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

         KEVIN R. KEATING was appointed as ESNG's President on April 4, 2003, and will serve as a director upon the effectiveness of his appointment as described above. Mr. Keating is an investment executive and, for the past seven years, has been the branch manager of the Vero Beach, Florida office of Brookstreet Securities Corporation. Brookstreet Securities is a full-service, national network of independent investment professionals. Mr. Keating serves the investment needs of private clients with special emphasis on equities. Mr. Keating serves as a director of the following public entities: Wentworth, I, Inc., Wentworth II, Inc., Wentworth III, Inc., iVideoNow, Inc. Mr. Keating is a graduate of Holy Cross College with a Bachelor of Science degree in Business Administration.

         MARGIE L. BLACKWELL was appointed as ESNG's Secretary and Treasurer on April 4, 2003, and will serve as a director upon the effectiveness of her appointment as described above. Ms. Blackwell has been a Vice President of Keating Investments, LLC since October 2000. From 1993-1999, she served as financial assistant to a non-public company. Ms. Blackwell holds the NASD Series 7 and 63 licenses. Ms. Blackwell also serves as a director of iVideoNow, Inc.


LEGAL PROCEEDINGS

         There are no material proceedings to which any director, officer, or affiliate of ESNG, any owner of record or beneficially of more than 5% of the Common Stock, or any associate or of any such director, officer, or affiliate of ESNG, or shareholder is a party adverse to ESNG or has a material interest adverse to ESNG.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth below, there have been no material transactions, series of similar transactions or currently proposed transactions to which ESNG or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any of the Designees, or any shareholder who is known to ESNG to own of record or beneficially more than five percent of the Common Stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

o Due to the fact that ESNG's monetary funds had been depleted, Genesee had advanced funds to ESNG to pay ESNG's expenses, and accepted in return the Promissory Note. Keating became the holder of the Promissory Note pursuant to the Agreement. ESNG has no formal plan of repayment of the Promissory Note in view of its lack of operations and revenues. The funds advanced by Genesee during 2002 were primarily used to cover legal, accounting, transfer agent, and filing fees.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS

         ESNG has no standing audit, nominating or compensation committees of the Board, or committees performing similar functions. During the fiscal year ended September 30, 2002 and the six months ended March 31, 2003, the Board held no meetings. Since the last annual meeting of ESNG, no director has resigned or declined to stand for re-election to the board of directors because of a disagreement with ESNG on any matter relating ESNG's operations, policies, or practices.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         During the fiscal year ended September 30, 2002 and the six months ended March 31, 2003, no director, officer, or beneficial owner of more than 10 percent of the Common Stock failed to file on a timely basis, as disclosed in reports filed by these persons, reports required by Section 16(a) of the Exchange Act.


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

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth the aggregate executive compensation awarded to, earned by, or paid to the executive officer named below for all services rendered to ESNG or any of its subsidiaries in all her capacities, for the fiscal years ended September 30, 2002, 2001, and 2000:

                                                                                LONG-TERM
                                 ANNUAL COMPENSATION                            COMPENSATION

                                                                                                 Securities
                                                                                Restricted       Under-
Name and                                                      Other Annual      Stock            lying
Principal Position         Year     Salary  Bonus             Compensation      Award(s)         Options
                                    ($)     ($)                ($)              ($)              (#)
Michelle Kline,            2002     -0-     -0-               -0-               -0-              -0-
President                  2001     -0-     -0-               -0-               -0-              -0-
                           2000     -0-     -0-               -0-               -0-              -0-

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

          During the fiscal year ended September 30, 2002 and the six months ended March 31, 2003, no options or stock appreciation rights were granted to Ms. Kline. No options or stock appreciation rights have ever been granted to, or exercised by, Ms. Kline.

EMPLOYMENT AGREEMENTS

         ESNG has no employment agreements or compensatory plans or arrangements with any of its executive officers. There are no plans whereby ESNG would issue any of its securities to management, promoters, their affiliates or associates in consideration for services rendered or otherwise.

COMPENSATION OF DIRECTORS

         Directors are not entitled to receive compensation for their services as directors. However, directors may, pursuant to a resolution of the Board, receive a fixed sum and expenses for actual attendance at each regular or special meeting of the Board. The Board of Directors of ESNG has not adopted a resolution providing for payment of such a fixed sum or expenses. There has never been any director compensation by ESNG.

            There are no employment contracts, compensatory plans or arrangements, including payments to be received from ESNG, with respect to any director or executive officer of ESNG which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with ESNG or its subsidiaries, any change in control of ESNG, or a change in the person's responsibilities following a change in control of ESNG. Also there are no agreements or understandings for any director or executive officer to resign at the request of another person. None of ESNG's directors or executive officers is acting on behalf of or will act at the direction of any other person.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of April 5, 2003 as to each director and officer of ESNG, all directors and officers of ESNG as a group, and as to each person who is known to ESNG to be the beneficial owner of more than 5% of ESNG's outstanding common stock. Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.


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

         In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 4, 2003.

------------------------------------------------------ --------------------------------- --------------------------------
Name and Address of Beneficial Owner                      Number of shares of common       Percentage of common stock
                                                           stock beneficially owned            beneficially owned
------------------------------------------------------ --------------------------------- --------------------------------
Kevin R. Keating (1)                                             98,963,000                           93.1%
------------------------------------------------------ --------------------------------- --------------------------------
Margie L. Blackwell (2)                                             --                                --
------------------------------------------------------ --------------------------------- --------------------------------
All  executive  officers and  directors as a group (3            98,963,000                           93.1%
persons)
------------------------------------------------------ --------------------------------- --------------------------------

(1) Mr. Keating is the President of ESNG, and will become a director effective 10 days after the date this Information Statement is mailed to ESNG's shareholders of record. His address is c/o Keating Investments, LLC, 383 Inverness Parkway, Suite 100, Englewood, Colorado 80112. The shares beneficially owned by Mr. Keating include approximately 32,903,000 shares issuable upon conversion of the Promissory Note.
(2) Ms. Blackwell is the Secretary and Treasurer of ESNG, and will become a director of ESNG effective 10 days after the date this Information Statement is mailed to ESNG's shareholders of record. Her address is c/o Keating Investments, LLC, 383 Inverness Parkway, Suite 100, Englewood, Colorado 80112.

                         DISSENTERS' RIGHT OF APPRAISAL

         There are no appraisal rights regarding any matter to be acted upon.


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